(1) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 966,031 $ 901,954 $ 3,626,718 $ $3,519,558 Capital Markets 288,867 263,289 1,016,375 975,064 Asset Management 106,387 99,827 404,421 392,378 Raymond James Bank 140,458 110,398 517,243 425,988 Other (1) 14,849 10,505 46,291 66,967 Intersegment eliminations (25,385) (18,990) (90,704) (71,791) Total revenues $ 1,491,207 $ 1,366,983 $ 5,520,344 $ 5,308,164 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ $106,281 $ $87,716 $ 340,564 $ $342,243 Capital Markets 53,149 40,221 139,173 107,009 Asset Management 35,162 32,605 132,158 135,050 Raymond James Bank 97,367 65,093 337,296 278,721 Other (1) (55,537) (18,819) (148,548) (64,849) Pre-tax income (excluding noncontrolling interests) $ 236,422 $ 206,816 $ 800,643 $ 798,174 Three Months Ended Twelve Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 Revenues: Securities commissions and fees $ 923,859 $ 874,209 $ 3,498,615 $ 3,443,038 Investment banking 105,184 94,894 304,155 323,660 Investment advisory and related administrative fees 103,752 99,226 392,326 385,238 Interest 172,477 139,538 640,325 543,207 Account and service fees 137,641 120,923 511,326 457,913 Net trading profit 25,212 16,355 91,591 58,512 Other 23,082 21,838 82,006 96,596 Total revenues 1,491,207 1,366,983 5,520,344 5,308,164 Interest expense (32,433) (26,000) (117,077) (107,954) Net revenues 1,458,774 1,340,983 5,403,267 5,200,210 Non-interest expenses: Compensation, commissions and benefits 961,493 903,548 3,624,747 3,525,378 Communications and information processing 67,409 70,382 279,746 266,396 Occupancy and equipment costs 43,950 42,129 167,455 163,229 Clearance and floor brokerage 12,005 10,014 42,732 42,748 Business development 35,884 39,359 148,413 158,966 Investment sub-advisory fees 16,064 15,034 59,930 59,569 Bank loan loss provision 1,176 13,277 28,167 23,570 Acquisition-related expenses 19,374 - 40,706 - Other 67,877 46,105 234,000 183,642 Total non-interest expenses 1,225,232 1,139,848 4,625,896 4,423,498 Income including noncontrolling interests and before provision for income taxes 233,542 201,135 777,371 776,712 Provision for income taxes 64,752 77,630 271,293 296,034 Net income including noncontrolling interests 168,790 123,505 506,078 480,678 Net loss attributable to noncontrolling interests (2,880) (5,681) (23,272) (21,462) Net income attributable to Raymond James Financial, Inc. $ 171,670 $ 129,186 $ 529,350 $ 502,140 Net income per common share – diluted $ 1.19 $ 0.88 $ 3.65 $ 3.43 Weighted-average common and common equivalent shares outstanding – diluted 144,487 146,279 144,513 145,939 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0018 KF 12/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 7,100 financial advisors serving in excess of 2.9 million client accounts in more than 2,800 locations throughout the United States, Canada and overseas. Total client assets are approximately $604 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. 2016 F O U R T H Q U A R T E R CHANGE GROWTH OPPORTUNITY HEADWINDS REGULATION EXPLORATION UNPREDICTABILITY INVESTING WISELY LIVING WELL MOBILITY 2 1 6

Dear Fellow Shareholders, Obviously, news related to the election dominated the fiscal fourth quarter. Economic data exhibited erratic behavior, but annual GDP growth continued to average around 2% during the year. While interest rate concerns were the primary economic focus, essentially nothing happened even though the majority of annual metrics supported an increase, which is expected later this month. At the same time, the Department of Labor’s (DOL) proposed fiduciary rule engendered discussions at financial firms with substantial private client businesses like Raymond James. Unfortunately, the DOL hasn’t provided enough details for firms to formulate solutions and modify necessary support software. Moreover, the combination of election and economic uncertainty for firms and investors has dampened activity. These issues, compounded by the amount of effort associated with two acquisitions, have made this a difficult year. Nonetheless, in retrospect, we would pronounce it successful as the following financial results demonstrate. Raymond James Financial generated record net revenues and record net income in our fiscal fourth quarter ended September 30, 2016. Quarterly net revenues of $1.46 billion increased 9% over the prior year’s fiscal fourth quarter and 7% over the preceding quarter. Quarterly net income of $171.7 million catapulted 33% over the prior year’s fiscal fourth quarter and 37% over the preceding quarter, achieving a new record despite absorbing $19.4 million of acquisition-related expenses during the quarter. Record quarterly results were fueled by record quarterly net revenues in all four of our core operating segments as well as record quarterly pre-tax income in the Private Client Group segment, Capital Markets segment and Raymond James Bank. Net income was also augmented by an unusually low effective tax rate for the quarter of 27.4%, which was driven mainly by favorable tax adjustments associated with credits arising from the planned divestitures of our remaining businesses in South America, large nontaxable gains on the firm’s corporate-owned life insurance portfolio and the favorable resolution of certain state tax issues. The annualized return on equity for the quarter was an outstanding 14.2%, and the pre-tax margin on net revenues for the quarter was 16.2%, exceeding our 15-16% target. In addition to generating excellent financial results during the quarter, we also closed on two acquisitions – Deutsche Bank Wealth Management’s US Private Client Services unit (rebranded as “Alex. Brown,” a division of Raymond James) and MacDougall, MacDougall & MacTier, Inc. (“3Macs”), a Montreal-based Canadian broker/dealer founded in 1849. Alex. Brown significantly expands our presence in several attractive markets, particularly in the Mid- Atlantic and Northeast as well as in the high net worth segments. 3Macs bolsters our market position in Canada. The retention of advisors from both transactions was tremendous, with over 90% of Alex. Brown advisors and all of the 3Macs advisors remaining with Raymond James thus far, resulting in the addition of 265 Private Group financial advisors with assets under administration of approximately $50 billion. We are delighted to welcome these high-quality advisors and their teams as well as their talented management leaders and support staff to the Raymond James family! We don’t believe that these acquisitions will materially impact net income in fiscal 2017 as we experience the expenses associated with integrating the businesses. Turning to results of the individual segments, the Private Client Group (PCG) produced record quarterly net revenues of $963.3 million, up 7% compared to both the prior year’s fiscal fourth quarter and the preceding quarter. Quarterly pre-tax income of $106.3 million also reached a record, reflecting significant growth of 21% on a year-over-year basis and 30% on a sequential basis. The record results during the quarter were primarily attributable to starting the period with higher assets in fee-based accounts as well as increased fees earned on client cash balances in the Raymond James Bank Deposit Program. Private Client Group financial advisors increased by 550 over last year’s September to a record 7,146, and Private Client Group assets under administration also reached a record of $574.1 billion, a substantial 27% increase during the same period. While these metrics were bolstered by the aforementioned acquisitions, they still would have ended the quarter at record levels excluding the benefit from those acquisitions as the metrics were organically driven by best-in- class financial advisor recruiting and retention results. The Capital Markets (CM) segment also delivered record quarterly results, with net revenues of $284.7 million increasing 10% over last year’s fiscal fourth quarter and 13% sequentially from the June quarter. Pre-tax income of $53.1 million soared 32% over last year’s fiscal fourth quarter and 62% from the prior quarter. Record quarterly results were lifted by a broad-based improvement in investment banking revenues, which increased 11% over last year’s September quarter and 45% over the preceding quarter, as well as strong institutional commissions and net trading profits in the Fixed Income division. Raymond James Tax Credit Funds also contributed substantial growth in net revenues and pre-tax income. The Asset Management segment generated record quarterly net revenues of $106.4 million, up 7% over last year’s fiscal fourth quarter and 5% over the preceding quarter. Quarterly pre-tax income of $35.2 million increased 8% over both the prior year’s fiscal fourth quarter and the preceding SEPTEMBER 30, 2016 SEPTEMBER 30, 2015 Assets: Cash and cash equivalents $1,650,452 $2,601,006 Assets segregated pursuant to regulations and other segregated assets 4,889,584 2,905,324 Securities purchased under agreements to resell and other collateralized financings 470,222 474,144 Financial instruments 2,539,877 2,051,577 Receivables 4,505,124 3,447,319 Bank loans, net 15,210,735 12,988,021 Property & equipment, net 321,457 255,875 Other assets 2,006,282 1,744,766 Total assets $31,593,733 $26,468,032 Liabilities and equity: Trading instruments sold but not yet purchased 328,938 287,993 Securities sold under agreements to repurchase 193,229 332,536 Payables 8,019,111 6,042,945 Bank deposits 14,262,547 11,919,881 Other debt 621,255 729,025 Senior notes payable 1,680,587 1,137,570 Other liabilities 1,338,150 1,231,984 Total liabilities $26,443,817 $21,681,934 Total equity attributable to Raymond James Financial, Inc. 4,914,096 4,522,031 Noncontrolling interests 235,820 264,067 Total equity $5,149,916 $4,786,098 Total liabilities and equity $31,593,733 $26,468,032 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) RAYMOND JAMES FINANCIAL FOURTH QUARTER REPORT 2016 Sincerely, Thomas A. James Paul C. Reilly Chairman CEO December 10, 2016 quarter. Results in the Asset Management segment continue to benefit from growth in financial assets under management, which ended the quarter at a record $77.0 billion, an increase of 18% compared to September 2015 and 7% compared to June 2016. The growth in financial assets under management during the quarter was largely attributable to strong net inflows in managed fee-based accounts in the Private Client Group, market appreciation and the aforementioned acquisitions, which added approximately $2 billion. Raymond James Bank also had an excellent quarter, with record quarterly net revenues of $133.7 million and record quarterly pre-tax income of $97.4 million. Net revenues and pre-tax income jumped 25% and 50%, respectively, over last year’s fiscal fourth quarter. Net loans at Raymond James Bank ended the quarter at a record $15.2 billion, reflecting growth of 17% over September 2015 and 3% over the preceding quarter. Importantly, the loan growth continues to be supported by a focus on providing lending solutions to strengthen client relationships in the PCG and CM segments. The bank loan loss provision of $1.2 million for the quarter was low relative to the net loan growth, as repayments of criticized loans, particularly within the energy portfolio, offset a portion of the provisions associated with net loan growth and new downgrades during the quarter. Total revenues in the Other segment were $14.8 million, rising 41% compared to last year’s fiscal fourth quarter due to higher interest earnings on firm cash balances, but down 14% compared to the preceding quarter, which included a large valuation gain attributable to private equity investments. The pre-tax income in the Other segment was negatively impacted by the aforementioned $19.4 million of acquisition-related expenses as well as additional interest expense associated with the successful senior notes issuance totaling $800 million in aggregate principal amount, which closed on July 12. The record fourth quarter results reported above culminated in new records in annual results for fiscal 2016. Net revenues increased 4% to $5.4 billion. Net income for fiscal 2016 rose by 5% to $529 million. Diluted earnings per share were $3.65, up from $3.43 last year, despite the difficult market conditions earlier in the year. The annual after-tax margin on net revenues was 9.8%. The annual return on average equity was 11.3%, down slightly from last year’s 11.5% even though regulatory expenses have increased dramatically during the year and we absorbed $41 million in acquisition costs related to the Alex. Brown and 3Macs transactions. On September 30, 2016, the book value per share was $34.72, up from $31.68 last year. There were several other notable accomplishments during the quarter. In August, 11 Raymond James advisors were named to the Forbes list of America’s Top Wealth Advisors, and four Raymond James-affiliated advisors were named to the Barron’s Top 100 Independent Wealth Advisors list. In September, seven Raymond James-affiliated advisors were named to the Financial Times “FT 401” list of top retirement advisors. Finally, Raymond James Client Reporting was named a winner in WealthManagement.com’s 2016 Industry Awards during the quarter. Although there were large support groups for both presidential candidates, many voters didn’t appreciate the choices with which they were presented. Moreover, they were turned off by the process, which was largely non-issue related and punctuated with a surfeit of vitriolic rhetoric. Furthermore, Wall Street evidenced a lot of fear of a Trump victory, as it concluded a major stock market decline would ensue. Of course, we all now know that Hillary Clinton won the highest vote total and Donald Trump is the president- elect. Once again, market pundits’ prognostications were also proven dead wrong as the market has risen dramatically since. In the cold light of the reaction to election results, it is abundantly clear that the resultant legislative agenda was considered positive by investors. In fact, prospects for the enactment of a reduction in the corporate tax rate, a replacement or substantial rewrite of Obamacare, a material infrastructure spending bill, a reduction of burdensome governmental regulation and perhaps improved economic trade agreements suggest that the outlook for faster rates of economic growth, increased employment and higher stock prices is better. However, knowledge of the tedious legislative process and the complexities of the political process inform us to expect that results will take time to achieve. In fact, not all the expectations of the optimists will be realized even with the Republicans controlling the administration, the House and the Senate. Given the requirements of super-majorities to enact some legislation and the absence of unanimity in either party, compromises will be required. Nonetheless, it is probable that some major changes will be implemented. Those favorable changes will be magnified by a number of economic factors that are already in place. Growth in the United States, albeit slow and erratic, is about to be joined by improved conditions globally. A return to a slow introduction of interest rate increases will remove uncertainty, restore the Fed’s capability to deal with the next recession and not derail economic growth. The United States is energy self-sufficient, and prices should remain at reasonable levels as producers adjust production for price changes. Inflation is still low but at more desirable levels. The scenario above appears to be salubrious for the financial services industry. A slow rise in interest rates will benefit Raymond James as will an increased economic growth rate that will spawn more earnings growth and corporate demand for capital. Investors will be rewarded with more capital gains, although buyers need to be selective in light of the new highs in the U.S. equity markets. We wish all of our clients, our employees, shareholders and communities Happy Holidays, Merry Christmas and a prosperous New Year!

Dear Fellow Shareholders, Obviously, news related to the election dominated the fiscal fourth quarter. Economic data exhibited erratic behavior, but annual GDP growth continued to average around 2% during the year. While interest rate concerns were the primary economic focus, essentially nothing happened even though the majority of annual metrics supported an increase, which is expected later this month. At the same time, the Department of Labor’s (DOL) proposed fiduciary rule engendered discussions at financial firms with substantial private client businesses like Raymond James. Unfortunately, the DOL hasn’t provided enough details for firms to formulate solutions and modify necessary support software. Moreover, the combination of election and economic uncertainty for firms and investors has dampened activity. These issues, compounded by the amount of effort associated with two acquisitions, have made this a difficult year. Nonetheless, in retrospect, we would pronounce it successful as the following financial results demonstrate. Raymond James Financial generated record net revenues and record net income in our fiscal fourth quarter ended September 30, 2016. Quarterly net revenues of $1.46 billion increased 9% over the prior year’s fiscal fourth quarter and 7% over the preceding quarter. Quarterly net income of $171.7 million catapulted 33% over the prior year’s fiscal fourth quarter and 37% over the preceding quarter, achieving a new record despite absorbing $19.4 million of acquisition-related expenses during the quarter. Record quarterly results were fueled by record quarterly net revenues in all four of our core operating segments as well as record quarterly pre-tax income in the Private Client Group segment, Capital Markets segment and Raymond James Bank. Net income was also augmented by an unusually low effective tax rate for the quarter of 27.4%, which was driven mainly by favorable tax adjustments associated with credits arising from the planned divestitures of our remaining businesses in South America, large nontaxable gains on the firm’s corporate-owned life insurance portfolio and the favorable resolution of certain state tax issues. The annualized return on equity for the quarter was an outstanding 14.2%, and the pre-tax margin on net revenues for the quarter was 16.2%, exceeding our 15-16% target. In addition to generating excellent financial results during the quarter, we also closed on two acquisitions – Deutsche Bank Wealth Management’s US Private Client Services unit (rebranded as “Alex. Brown,” a division of Raymond James) and MacDougall, MacDougall & MacTier, Inc. (“3Macs”), a Montreal-based Canadian broker/dealer founded in 1849. Alex. Brown significantly expands our presence in several attractive markets, particularly in the Mid- Atlantic and Northeast as well as in the high net worth segments. 3Macs bolsters our market position in Canada. The retention of advisors from both transactions was tremendous, with over 90% of Alex. Brown advisors and all of the 3Macs advisors remaining with Raymond James thus far, resulting in the addition of 265 Private Group financial advisors with assets under administration of approximately $50 billion. We are delighted to welcome these high-quality advisors and their teams as well as their talented management leaders and support staff to the Raymond James family! We don’t believe that these acquisitions will materially impact net income in fiscal 2017 as we experience the expenses associated with integrating the businesses. Turning to results of the individual segments, the Private Client Group (PCG) produced record quarterly net revenues of $963.3 million, up 7% compared to both the prior year’s fiscal fourth quarter and the preceding quarter. Quarterly pre-tax income of $106.3 million also reached a record, reflecting significant growth of 21% on a year-over-year basis and 30% on a sequential basis. The record results during the quarter were primarily attributable to starting the period with higher assets in fee-based accounts as well as increased fees earned on client cash balances in the Raymond James Bank Deposit Program. Private Client Group financial advisors increased by 550 over last year’s September to a record 7,146, and Private Client Group assets under administration also reached a record of $574.1 billion, a substantial 27% increase during the same period. While these metrics were bolstered by the aforementioned acquisitions, they still would have ended the quarter at record levels excluding the benefit from those acquisitions as the metrics were organically driven by best-in- class financial advisor recruiting and retention results. The Capital Markets (CM) segment also delivered record quarterly results, with net revenues of $284.7 million increasing 10% over last year’s fiscal fourth quarter and 13% sequentially from the June quarter. Pre-tax income of $53.1 million soared 32% over last year’s fiscal fourth quarter and 62% from the prior quarter. Record quarterly results were lifted by a broad-based improvement in investment banking revenues, which increased 11% over last year’s September quarter and 45% over the preceding quarter, as well as strong institutional commissions and net trading profits in the Fixed Income division. Raymond James Tax Credit Funds also contributed substantial growth in net revenues and pre-tax income. The Asset Management segment generated record quarterly net revenues of $106.4 million, up 7% over last year’s fiscal fourth quarter and 5% over the preceding quarter. Quarterly pre-tax income of $35.2 million increased 8% over both the prior year’s fiscal fourth quarter and the preceding SEPTEMBER 30, 2016 SEPTEMBER 30, 2015 Assets: Cash and cash equivalents $1,650,452 $2,601,006 Assets segregated pursuant to regulations and other segregated assets 4,889,584 2,905,324 Securities purchased under agreements to resell and other collateralized financings 470,222 474,144 Financial instruments 2,539,877 2,051,577 Receivables 4,505,124 3,447,319 Bank loans, net 15,210,735 12,988,021 Property & equipment, net 321,457 255,875 Other assets 2,006,282 1,744,766 Total assets $31,593,733 $26,468,032 Liabilities and equity: Trading instruments sold but not yet purchased 328,938 287,993 Securities sold under agreements to repurchase 193,229 332,536 Payables 8,019,111 6,042,945 Bank deposits 14,262,547 11,919,881 Other debt 621,255 729,025 Senior notes payable 1,680,587 1,137,570 Other liabilities 1,338,150 1,231,984 Total liabilities $26,443,817 $21,681,934 Total equity attributable to Raymond James Financial, Inc. 4,914,096 4,522,031 Noncontrolling interests 235,820 264,067 Total equity $5,149,916 $4,786,098 Total liabilities and equity $31,593,733 $26,468,032 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) RAYMOND JAMES FINANCIAL FOURTH QUARTER REPORT 2016 Sincerely, Thomas A. James Paul C. Reilly Chairman CEO December 10, 2016 quarter. Results in the Asset Management segment continue to benefit from growth in financial assets under management, which ended the quarter at a record $77.0 billion, an increase of 18% compared to September 2015 and 7% compared to June 2016. The growth in financial assets under management during the quarter was largely attributable to strong net inflows in managed fee-based accounts in the Private Client Group, market appreciation and the aforementioned acquisitions, which added approximately $2 billion. Raymond James Bank also had an excellent quarter, with record quarterly net revenues of $133.7 million and record quarterly pre-tax income of $97.4 million. Net revenues and pre-tax income jumped 25% and 50%, respectively, over last year’s fiscal fourth quarter. Net loans at Raymond James Bank ended the quarter at a record $15.2 billion, reflecting growth of 17% over September 2015 and 3% over the preceding quarter. Importantly, the loan growth continues to be supported by a focus on providing lending solutions to strengthen client relationships in the PCG and CM segments. The bank loan loss provision of $1.2 million for the quarter was low relative to the net loan growth, as repayments of criticized loans, particularly within the energy portfolio, offset a portion of the provisions associated with net loan growth and new downgrades during the quarter. Total revenues in the Other segment were $14.8 million, rising 41% compared to last year’s fiscal fourth quarter due to higher interest earnings on firm cash balances, but down 14% compared to the preceding quarter, which included a large valuation gain attributable to private equity investments. The pre-tax income in the Other segment was negatively impacted by the aforementioned $19.4 million of acquisition-related expenses as well as additional interest expense associated with the successful senior notes issuance totaling $800 million in aggregate principal amount, which closed on July 12. The record fourth quarter results reported above culminated in new records in annual results for fiscal 2016. Net revenues increased 4% to $5.4 billion. Net income for fiscal 2016 rose by 5% to $529 million. Diluted earnings per share were $3.65, up from $3.43 last year, despite the difficult market conditions earlier in the year. The annual after-tax margin on net revenues was 9.8%. The annual return on average equity was 11.3%, down slightly from last year’s 11.5% even though regulatory expenses have increased dramatically during the year and we absorbed $41 million in acquisition costs related to the Alex. Brown and 3Macs transactions. On September 30, 2016, the book value per share was $34.72, up from $31.68 last year. There were several other notable accomplishments during the quarter. In August, 11 Raymond James advisors were named to the Forbes list of America’s Top Wealth Advisors, and four Raymond James-affiliated advisors were named to the Barron’s Top 100 Independent Wealth Advisors list. In September, seven Raymond James-affiliated advisors were named to the Financial Times “FT 401” list of top retirement advisors. Finally, Raymond James Client Reporting was named a winner in WealthManagement.com’s 2016 Industry Awards during the quarter. Although there were large support groups for both presidential candidates, many voters didn’t appreciate the choices with which they were presented. Moreover, they were turned off by the process, which was largely non-issue related and punctuated with a surfeit of vitriolic rhetoric. Furthermore, Wall Street evidenced a lot of fear of a Trump victory, as it concluded a major stock market decline would ensue. Of course, we all now know that Hillary Clinton won the highest vote total and Donald Trump is the president- elect. Once again, market pundits’ prognostications were also proven dead wrong as the market has risen dramatically since. In the cold light of the reaction to election results, it is abundantly clear that the resultant legislative agenda was considered positive by investors. In fact, prospects for the enactment of a reduction in the corporate tax rate, a replacement or substantial rewrite of Obamacare, a material infrastructure spending bill, a reduction of burdensome governmental regulation and perhaps improved economic trade agreements suggest that the outlook for faster rates of economic growth, increased employment and higher stock prices is better. However, knowledge of the tedious legislative process and the complexities of the political process inform us to expect that results will take time to achieve. In fact, not all the expectations of the optimists will be realized even with the Republicans controlling the administration, the House and the Senate. Given the requirements of super-majorities to enact some legislation and the absence of unanimity in either party, compromises will be required. Nonetheless, it is probable that some major changes will be implemented. Those favorable changes will be magnified by a number of economic factors that are already in place. Growth in the United States, albeit slow and erratic, is about to be joined by improved conditions globally. A return to a slow introduction of interest rate increases will remove uncertainty, restore the Fed’s capability to deal with the next recession and not derail economic growth. The United States is energy self-sufficient, and prices should remain at reasonable levels as producers adjust production for price changes. Inflation is still low but at more desirable levels. The scenario above appears to be salubrious for the financial services industry. A slow rise in interest rates will benefit Raymond James as will an increased economic growth rate that will spawn more earnings growth and corporate demand for capital. Investors will be rewarded with more capital gains, although buyers need to be selective in light of the new highs in the U.S. equity markets. We wish all of our clients, our employees, shareholders and communities Happy Holidays, Merry Christmas and a prosperous New Year!

Dear Fellow Shareholders, Obviously, news related to the election dominated the fiscal fourth quarter. Economic data exhibited erratic behavior, but annual GDP growth continued to average around 2% during the year. While interest rate concerns were the primary economic focus, essentially nothing happened even though the majority of annual metrics supported an increase, which is expected later this month. At the same time, the Department of Labor’s (DOL) proposed fiduciary rule engendered discussions at financial firms with substantial private client businesses like Raymond James. Unfortunately, the DOL hasn’t provided enough details for firms to formulate solutions and modify necessary support software. Moreover, the combination of election and economic uncertainty for firms and investors has dampened activity. These issues, compounded by the amount of effort associated with two acquisitions, have made this a difficult year. Nonetheless, in retrospect, we would pronounce it successful as the following financial results demonstrate. Raymond James Financial generated record net revenues and record net income in our fiscal fourth quarter ended September 30, 2016. Quarterly net revenues of $1.46 billion increased 9% over the prior year’s fiscal fourth quarter and 7% over the preceding quarter. Quarterly net income of $171.7 million catapulted 33% over the prior year’s fiscal fourth quarter and 37% over the preceding quarter, achieving a new record despite absorbing $19.4 million of acquisition-related expenses during the quarter. Record quarterly results were fueled by record quarterly net revenues in all four of our core operating segments as well as record quarterly pre-tax income in the Private Client Group segment, Capital Markets segment and Raymond James Bank. Net income was also augmented by an unusually low effective tax rate for the quarter of 27.4%, which was driven mainly by favorable tax adjustments associated with credits arising from the planned divestitures of our remaining businesses in South America, large nontaxable gains on the firm’s corporate-owned life insurance portfolio and the favorable resolution of certain state tax issues. The annualized return on equity for the quarter was an outstanding 14.2%, and the pre-tax margin on net revenues for the quarter was 16.2%, exceeding our 15-16% target. In addition to generating excellent financial results during the quarter, we also closed on two acquisitions – Deutsche Bank Wealth Management’s US Private Client Services unit (rebranded as “Alex. Brown,” a division of Raymond James) and MacDougall, MacDougall & MacTier, Inc. (“3Macs”), a Montreal-based Canadian broker/dealer founded in 1849. Alex. Brown significantly expands our presence in several attractive markets, particularly in the Mid- Atlantic and Northeast as well as in the high net worth segments. 3Macs bolsters our market position in Canada. The retention of advisors from both transactions was tremendous, with over 90% of Alex. Brown advisors and all of the 3Macs advisors remaining with Raymond James thus far, resulting in the addition of 265 Private Group financial advisors with assets under administration of approximately $50 billion. We are delighted to welcome these high-quality advisors and their teams as well as their talented management leaders and support staff to the Raymond James family! We don’t believe that these acquisitions will materially impact net income in fiscal 2017 as we experience the expenses associated with integrating the businesses. Turning to results of the individual segments, the Private Client Group (PCG) produced record quarterly net revenues of $963.3 million, up 7% compared to both the prior year’s fiscal fourth quarter and the preceding quarter. Quarterly pre-tax income of $106.3 million also reached a record, reflecting significant growth of 21% on a year-over-year basis and 30% on a sequential basis. The record results during the quarter were primarily attributable to starting the period with higher assets in fee-based accounts as well as increased fees earned on client cash balances in the Raymond James Bank Deposit Program. Private Client Group financial advisors increased by 550 over last year’s September to a record 7,146, and Private Client Group assets under administration also reached a record of $574.1 billion, a substantial 27% increase during the same period. While these metrics were bolstered by the aforementioned acquisitions, they still would have ended the quarter at record levels excluding the benefit from those acquisitions as the metrics were organically driven by best-in- class financial advisor recruiting and retention results. The Capital Markets (CM) segment also delivered record quarterly results, with net revenues of $284.7 million increasing 10% over last year’s fiscal fourth quarter and 13% sequentially from the June quarter. Pre-tax income of $53.1 million soared 32% over last year’s fiscal fourth quarter and 62% from the prior quarter. Record quarterly results were lifted by a broad-based improvement in investment banking revenues, which increased 11% over last year’s September quarter and 45% over the preceding quarter, as well as strong institutional commissions and net trading profits in the Fixed Income division. Raymond James Tax Credit Funds also contributed substantial growth in net revenues and pre-tax income. The Asset Management segment generated record quarterly net revenues of $106.4 million, up 7% over last year’s fiscal fourth quarter and 5% over the preceding quarter. Quarterly pre-tax income of $35.2 million increased 8% over both the prior year’s fiscal fourth quarter and the preceding SEPTEMBER 30, 2016 SEPTEMBER 30, 2015 Assets: Cash and cash equivalents $1,650,452 $2,601,006 Assets segregated pursuant to regulations and other segregated assets 4,889,584 2,905,324 Securities purchased under agreements to resell and other collateralized financings 470,222 474,144 Financial instruments 2,539,877 2,051,577 Receivables 4,505,124 3,447,319 Bank loans, net 15,210,735 12,988,021 Property & equipment, net 321,457 255,875 Other assets 2,006,282 1,744,766 Total assets $31,593,733 $26,468,032 Liabilities and equity: Trading instruments sold but not yet purchased 328,938 287,993 Securities sold under agreements to repurchase 193,229 332,536 Payables 8,019,111 6,042,945 Bank deposits 14,262,547 11,919,881 Other debt 621,255 729,025 Senior notes payable 1,680,587 1,137,570 Other liabilities 1,338,150 1,231,984 Total liabilities $26,443,817 $21,681,934 Total equity attributable to Raymond James Financial, Inc. 4,914,096 4,522,031 Noncontrolling interests 235,820 264,067 Total equity $5,149,916 $4,786,098 Total liabilities and equity $31,593,733 $26,468,032 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) RAYMOND JAMES FINANCIAL FOURTH QUARTER REPORT 2016 Sincerely, Thomas A. James Paul C. Reilly Chairman CEO December 10, 2016 quarter. Results in the Asset Management segment continue to benefit from growth in financial assets under management, which ended the quarter at a record $77.0 billion, an increase of 18% compared to September 2015 and 7% compared to June 2016. The growth in financial assets under management during the quarter was largely attributable to strong net inflows in managed fee-based accounts in the Private Client Group, market appreciation and the aforementioned acquisitions, which added approximately $2 billion. Raymond James Bank also had an excellent quarter, with record quarterly net revenues of $133.7 million and record quarterly pre-tax income of $97.4 million. Net revenues and pre-tax income jumped 25% and 50%, respectively, over last year’s fiscal fourth quarter. Net loans at Raymond James Bank ended the quarter at a record $15.2 billion, reflecting growth of 17% over September 2015 and 3% over the preceding quarter. Importantly, the loan growth continues to be supported by a focus on providing lending solutions to strengthen client relationships in the PCG and CM segments. The bank loan loss provision of $1.2 million for the quarter was low relative to the net loan growth, as repayments of criticized loans, particularly within the energy portfolio, offset a portion of the provisions associated with net loan growth and new downgrades during the quarter. Total revenues in the Other segment were $14.8 million, rising 41% compared to last year’s fiscal fourth quarter due to higher interest earnings on firm cash balances, but down 14% compared to the preceding quarter, which included a large valuation gain attributable to private equity investments. The pre-tax income in the Other segment was negatively impacted by the aforementioned $19.4 million of acquisition-related expenses as well as additional interest expense associated with the successful senior notes issuance totaling $800 million in aggregate principal amount, which closed on July 12. The record fourth quarter results reported above culminated in new records in annual results for fiscal 2016. Net revenues increased 4% to $5.4 billion. Net income for fiscal 2016 rose by 5% to $529 million. Diluted earnings per share were $3.65, up from $3.43 last year, despite the difficult market conditions earlier in the year. The annual after-tax margin on net revenues was 9.8%. The annual return on average equity was 11.3%, down slightly from last year’s 11.5% even though regulatory expenses have increased dramatically during the year and we absorbed $41 million in acquisition costs related to the Alex. Brown and 3Macs transactions. On September 30, 2016, the book value per share was $34.72, up from $31.68 last year. There were several other notable accomplishments during the quarter. In August, 11 Raymond James advisors were named to the Forbes list of America’s Top Wealth Advisors, and four Raymond James-affiliated advisors were named to the Barron’s Top 100 Independent Wealth Advisors list. In September, seven Raymond James-affiliated advisors were named to the Financial Times “FT 401” list of top retirement advisors. Finally, Raymond James Client Reporting was named a winner in WealthManagement.com’s 2016 Industry Awards during the quarter. Although there were large support groups for both presidential candidates, many voters didn’t appreciate the choices with which they were presented. Moreover, they were turned off by the process, which was largely non-issue related and punctuated with a surfeit of vitriolic rhetoric. Furthermore, Wall Street evidenced a lot of fear of a Trump victory, as it concluded a major stock market decline would ensue. Of course, we all now know that Hillary Clinton won the highest vote total and Donald Trump is the president- elect. Once again, market pundits’ prognostications were also proven dead wrong as the market has risen dramatically since. In the cold light of the reaction to election results, it is abundantly clear that the resultant legislative agenda was considered positive by investors. In fact, prospects for the enactment of a reduction in the corporate tax rate, a replacement or substantial rewrite of Obamacare, a material infrastructure spending bill, a reduction of burdensome governmental regulation and perhaps improved economic trade agreements suggest that the outlook for faster rates of economic growth, increased employment and higher stock prices is better. However, knowledge of the tedious legislative process and the complexities of the political process inform us to expect that results will take time to achieve. In fact, not all the expectations of the optimists will be realized even with the Republicans controlling the administration, the House and the Senate. Given the requirements of super-majorities to enact some legislation and the absence of unanimity in either party, compromises will be required. Nonetheless, it is probable that some major changes will be implemented. Those favorable changes will be magnified by a number of economic factors that are already in place. Growth in the United States, albeit slow and erratic, is about to be joined by improved conditions globally. A return to a slow introduction of interest rate increases will remove uncertainty, restore the Fed’s capability to deal with the next recession and not derail economic growth. The United States is energy self-sufficient, and prices should remain at reasonable levels as producers adjust production for price changes. Inflation is still low but at more desirable levels. The scenario above appears to be salubrious for the financial services industry. A slow rise in interest rates will benefit Raymond James as will an increased economic growth rate that will spawn more earnings growth and corporate demand for capital. Investors will be rewarded with more capital gains, although buyers need to be selective in light of the new highs in the U.S. equity markets. We wish all of our clients, our employees, shareholders and communities Happy Holidays, Merry Christmas and a prosperous New Year!

(1) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 966,031 $ 901,954 $ 3,626,718 $ $3,519,558 Capital Markets 288,867 263,289 1,016,375 975,064 Asset Management 106,387 99,827 404,421 392,378 Raymond James Bank 140,458 110,398 517,243 425,988 Other (1) 14,849 10,505 46,291 66,967 Intersegment eliminations (25,385) (18,990) (90,704) (71,791) Total revenues $ 1,491,207 $ 1,366,983 $ 5,520,344 $ 5,308,164 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ $106,281 $ $87,716 $ 340,564 $ $342,243 Capital Markets 53,149 40,221 139,173 107,009 Asset Management 35,162 32,605 132,158 135,050 Raymond James Bank 97,367 65,093 337,296 278,721 Other (1) (55,537) (18,819) (148,548) (64,849) Pre-tax income (excluding noncontrolling interests) $ 236,422 $ 206,816 $ 800,643 $ 798,174 Three Months Ended Twelve Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 Revenues: Securities commissions and fees $ 923,859 $ 874,209 $ 3,498,615 $ 3,443,038 Investment banking 105,184 94,894 304,155 323,660 Investment advisory and related administrative fees 103,752 99,226 392,326 385,238 Interest 172,477 139,538 640,325 543,207 Account and service fees 137,641 120,923 511,326 457,913 Net trading profit 25,212 16,355 91,591 58,512 Other 23,082 21,838 82,006 96,596 Total revenues 1,491,207 1,366,983 5,520,344 5,308,164 Interest expense (32,433) (26,000) (117,077) (107,954) Net revenues 1,458,774 1,340,983 5,403,267 5,200,210 Non-interest expenses: Compensation, commissions and benefits 961,493 903,548 3,624,747 3,525,378 Communications and information processing 67,409 70,382 279,746 266,396 Occupancy and equipment costs 43,950 42,129 167,455 163,229 Clearance and floor brokerage 12,005 10,014 42,732 42,748 Business development 35,884 39,359 148,413 158,966 Investment sub-advisory fees 16,064 15,034 59,930 59,569 Bank loan loss provision 1,176 13,277 28,167 23,570 Acquisition-related expenses 19,374 - 40,706 - Other 67,877 46,105 234,000 183,642 Total non-interest expenses 1,225,232 1,139,848 4,625,896 4,423,498 Income including noncontrolling interests and before provision for income taxes 233,542 201,135 777,371 776,712 Provision for income taxes 64,752 77,630 271,293 296,034 Net income including noncontrolling interests 168,790 123,505 506,078 480,678 Net loss attributable to noncontrolling interests (2,880) (5,681) (23,272) (21,462) Net income attributable to Raymond James Financial, Inc. $ 171,670 $ 129,186 $ 529,350 $ 502,140 Net income per common share – diluted $ 1.19 $ 0.88 $ 3.65 $ 3.43 Weighted-average common and common equivalent shares outstanding – diluted 144,487 146,279 144,513 145,939 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0018 KF 12/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 7,100 financial advisors serving in excess of 2.9 million client accounts in more than 2,800 locations throughout the United States, Canada and overseas. Total client assets are approximately $604 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. 2016 F O U R T H Q U A R T E R CHANGE GROWTH OPPORTUNITY HEADWINDS REGULATION EXPLORATION UNPREDICTABILITY INVESTING WISELY LIVING WELL MOBILITY 2 1 6

(1) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 966,031 $ 901,954 $ 3,626,718 $ $3,519,558 Capital Markets 288,867 263,289 1,016,375 975,064 Asset Management 106,387 99,827 404,421 392,378 Raymond James Bank 140,458 110,398 517,243 425,988 Other (1) 14,849 10,505 46,291 66,967 Intersegment eliminations (25,385) (18,990) (90,704) (71,791) Total revenues $ 1,491,207 $ 1,366,983 $ 5,520,344 $ 5,308,164 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ $106,281 $ $87,716 $ 340,564 $ $342,243 Capital Markets 53,149 40,221 139,173 107,009 Asset Management 35,162 32,605 132,158 135,050 Raymond James Bank 97,367 65,093 337,296 278,721 Other (1) (55,537) (18,819) (148,548) (64,849) Pre-tax income (excluding noncontrolling interests) $ 236,422 $ 206,816 $ 800,643 $ 798,174 Three Months Ended Twelve Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 Revenues: Securities commissions and fees $ 923,859 $ 874,209 $ 3,498,615 $ 3,443,038 Investment banking 105,184 94,894 304,155 323,660 Investment advisory and related administrative fees 103,752 99,226 392,326 385,238 Interest 172,477 139,538 640,325 543,207 Account and service fees 137,641 120,923 511,326 457,913 Net trading profit 25,212 16,355 91,591 58,512 Other 23,082 21,838 82,006 96,596 Total revenues 1,491,207 1,366,983 5,520,344 5,308,164 Interest expense (32,433) (26,000) (117,077) (107,954) Net revenues 1,458,774 1,340,983 5,403,267 5,200,210 Non-interest expenses: Compensation, commissions and benefits 961,493 903,548 3,624,747 3,525,378 Communications and information processing 67,409 70,382 279,746 266,396 Occupancy and equipment costs 43,950 42,129 167,455 163,229 Clearance and floor brokerage 12,005 10,014 42,732 42,748 Business development 35,884 39,359 148,413 158,966 Investment sub-advisory fees 16,064 15,034 59,930 59,569 Bank loan loss provision 1,176 13,277 28,167 23,570 Acquisition-related expenses 19,374 - 40,706 - Other 67,877 46,105 234,000 183,642 Total non-interest expenses 1,225,232 1,139,848 4,625,896 4,423,498 Income including noncontrolling interests and before provision for income taxes 233,542 201,135 777,371 776,712 Provision for income taxes 64,752 77,630 271,293 296,034 Net income including noncontrolling interests 168,790 123,505 506,078 480,678 Net loss attributable to noncontrolling interests (2,880) (5,681) (23,272) (21,462) Net income attributable to Raymond James Financial, Inc. $ 171,670 $ 129,186 $ 529,350 $ 502,140 Net income per common share – diluted $ 1.19 $ 0.88 $ 3.65 $ 3.43 Weighted-average common and common equivalent shares outstanding – diluted 144,487 146,279 144,513 145,939 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0018 KF 12/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 7,100 financial advisors serving in excess of 2.9 million client accounts in more than 2,800 locations throughout the United States, Canada and overseas. Total client assets are approximately $604 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. 2016 F O U R T H Q U A R T E R CHANGE GROWTH OPPORTUNITY HEADWINDS REGULATION EXPLORATION UNPREDICTABILITY INVESTING WISELY LIVING WELL MOBILITY 2 1 6